SECOND AMENDMENT TO CREDIT AGREEMENT

          SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of August 8, 2003 among AEARO CORPORATION, a Delaware corporation ("Holdings"),
AEARO COMPANY I, a Delaware corporation (the "US Borrower"), AEARO CANADA LIMITED, an Ontario corporation (the "Canadian Borrower"), AEARO LIMITED, a limited liability company formed under the laws of England (the "UK Borrower"), each of the Subsidiary Guarantors (as defined in the Credit Agreement referred to below), each of the undersigned banks and DEUTSCHE BANK TRUST COMPANY AMERICAS (as successor to Bankers Trust Company), as Administrative Agent (the "Administrative Agent"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H :
                              - - - - - - - - - -


          WHEREAS, Holdings, the US Borrower, the Canadian Borrower, the UK Borrower, the Banks from time to time party thereto and the Administrative Agent, are party to a Credit Agreement, dated as of July 11, 1995 and amended and restated as of July 13, 2001 (as the same has been amended, modified or supplemented to, but not including, the date hereof, the "Credit Agreement");

          WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Credit Agreement as provided herein;

NOW, THEREFORE, it is agreed;

A. Amendments

1. The Credit Agreement is hereby amended by (a) deleting all references to "Bankers Trust Company" contained in the Credit Agreement and inserting the text "Deutsche Bank Trust Company Americas" in lieu thereof and (b) after giving effect to the amendment made in clause (a) above, deleting all references to "BTCo" contained in the Credit Agreement and inserting the text "DBTCA" in lieu thereof. 2. Section 4.02(d) of the Credit Agreement is hereby amended by inserting the text "or the Second Amendment Effective Date" immediately after the text "as in effect on the Restatement Effective Date" appearing therein. 3.
Section 6.10(a) of the Credit Agreement is hereby amended by deleting the amount "$5,000,000" appearing therein and inserting the new amount "$10,000,000" in lieu thereof. 4. Section 8.03 of the Credit Agreement is hereby amended by (a) deleting the word "and" immediately following clause (ix) thereof, (b) deleting the period appearing at the end of clause (x) thereof and inserting a semicolon in lieu thereof and (c) inserting the following new clauses (xi), (xii) and
(xiii) immediately following clause (x) thereof:

          "(xi) the US Borrower may pay a one time cash Dividend to Holdings in an aggregate amount not to exceed $35,000,000, provided that such Dividend shall be promptly used by Holdings solely to effect the Cabot Equity Repurchase and to pay reasonable fees and expenses in connection therewith;

          (xii) the Cabot Equity Repurchase shall be permitted; and

          (xiii) the US Borrower may pay cash Dividends to Holdings in the amounts and at the times of any payment by Holdings of interest when due under the Holdings Senior Subordinated Note or under any Holdings Note Permitted Refinancing Indebtedness, as the case may be, provided that such Dividend shall be promptly used by Holdings solely to pay such interest when due under the Holdings Senior Subordinated Note or any Holdings Note Permitted Refinancing Indebtedness, as the case may be." 5. Section 8.04 of the Credit Agreement is hereby amended by (a) deleting the word "and" immediately following clause (xv) thereof, (b) deleting the period appearing at the end of clause (xvi) thereof and inserting a semicolon in lieu thereof and (c) inserting the following new clauses (xvii) and (xviii) immediately following clause (xvi) thereof:

          "(xvii) Indebtedness of Holdings under the Holdings Senior Subordinated Note shall be permitted, provided that all proceeds thereof shall be promptly used by Holdings solely to effect the Cabot Equity Repurchase and to pay reasonable fees and expenses in connection therewith; and

          (xviii)  Holdings Note Permitted  Refinancing  Indebtedness so long as
(x) no Default or Event of Default then exists or would result therefrom and (y) the proceeds thereof are used, to promptly repurchase, redeem or otherwise retire the then outstanding principal amount of the Holdings Senior Subordinated Note." 6. Section 8.05 of the Credit Agreement is hereby amended by (a) deleting the word "and" immediately following clause (xvii) thereof, (b) deleting the period appearing at the end of clause (xviii) thereof and inserting the text "; and" in lieu thereof and (c) inserting the following new clause (xix) immediately following clause (xviii) thereof:

          "(xix) the Cabot Equity  Repurchase  shall be  permitted."  7. Section
8.06 of the Credit Agreement is hereby amended by (a) deleting the word "and" immediately following clause (v) thereof, (b) deleting the period appearing at the end of clause (vi) thereof and inserting the text "; and" in lieu thereof and (c) inserting the following new clause (vii) immediately following clause
(vi) thereof:

          "(vii) the Cabot Equity  Repurchase  shall be  permitted."  8. Section
8.08 of the Credit Agreement is hereby amended by deleting Section 8.08 in its entirety and inserting the following new Section 8.08 in lieu thereof:

          "8.08 Leverage Ratio. Holdings and the Borrowers will not permit the Leverage Ratio as of the last day of any Test Period ending on the last day of any fiscal quarter ending on a date set forth below to be more than the ratio set forth opposite such date below:

Date                                                             Ratio
September 30, 2001                                               4.50:1.00
December 31, 2001                                                4.50:1.00
March 31, 2002                                                   4.50:1.00
June 30, 2002                                                    4.50:1.00
September 30, 2002                                               4.50:1.00
December 31, 2002                                                4.25:1.00
March 31, 2003                                                   4.25:1.00
June 30, 2003                                                    4.00:1.00
September 30, 2003                                               4.00:1.00
December 31, 2003                                                4.00:1.00
March 31, 2004                                                   4.00:1.00
June 30, 2004                                                    4.00:1.00
September 30, 2004                                               3.75:1.00
December 31, 2004                                                3.75:1.00
March 31, 2005                                                   3.50:1:00

          Notwithstanding anything to the contrary contained in this Agreement, all calculations of compliance with this Section 8.08 shall be made on a Pro Forma Basis." 9. Section 8.11(i) of the Credit Agreement is hereby amended by deleting Section 8.11(i) in its entirety and inserting the following new Section 8.11(i) in lieu thereof:

          "(i) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of, or any prepayment or redemption as a result of any change of control, asset sale or similar event of (1) after the issuance thereof, any Permitted Seller Notes, (2) after the issuance thereof, any of the Shareholder Subordinated Notes except as provided in Section 8.03(iv), (3) any of the Senior Subordinated Notes, or after the incurrence thereof, any Permitted Refinancing Subordinated Indebtedness, (4) any Qualified Earn-Out Obligation or (5) the Holdings Senior Subordinated Note, or after the incurrence thereof, any Holdings Note Permitted Refinancing Indebtedness, provided that, in the case of clauses (1) through (4) above, so long as no Default or Event of Default then exists or would result therefrom the US Borrower may (x) repurchase, redeem or otherwise retire outstanding Senior Subordinated Notes with the proceeds of Permitted Refinancing Subordinated Indebtedness, (y) repurchase, redeem or otherwise retire outstanding Senior Subordinated Notes if both before and after giving effect to such repurchase, redemption or other retirement (A) the Senior Leverage Ratio is less than 1.85:1.00 and (B) the Total Unutilized Revolving Loan Commitment is equal to or greater than the sum of $10,000,000 and (z) for the period from the First Amendment Effective Date to, and including, the date which is 45 Business Days after the First Amendment Effective Date, repurchase, redeem or otherwise retire at par value or below par value outstanding Senior Subordinated Notes in an aggregate principal amount not to exceed $10,000,000," so long as (A) the first $5,000,000 of proceeds used for such repurchase, redemption or retirement of the Senior Subordinated Notes is provided from cash and Cash Equivalents of the US Borrower and (B) the remaining proceeds are provided from either (I) cash and Cash Equivalents of the US Borrower or (II) the incurrence of the A-1 Term Loans; it being understood and agreed that (C) the proceeds from the incurrence of Revolving Loans shall not be used for the repurchase, redemption or retirement of the Senior Subordinated Notes pursuant to this clause (z) and (D) any Senior Subordinated Notes repurchased, redeemed or retired pursuant to clause (y) and (z) above may not be reissued and, provided further, that, in the case of clause (5) above, so long as no Default or Event of Default then exists or would result therefrom Holdings may repurchase, redeem or otherwise retire outstanding the then outstanding principal amount of the Holdings Senior Subordinated Note solely with the proceeds of Holdings Note Permitted Refinancing Indebtedness;" 10. Section 8.16 of the Credit Agreement is hereby amended by inserting the text "currency of payments," immediately after the text "except for changes in" appearing therein. 11. The definition of the term "Permitted Holders" contained in Section 10 of the Credit Agreement is hereby amended by deleting the text "the Parent" appearing in said definition and inserting the word "Holdings" in lieu thereof. 12. The definition of the term "Consolidated Debt" contained in Section 10 of the Credit Agreement is hereby amended by (a) deleting the word "and" appearing immediately before clause (y) of said definition and inserting a comma in lieu thereof, and (b) inserting the text "and (z) solely for the purpose of calculating the Leverage Ratio in determining compliance with Section 8.08, the then outstanding aggregate principal amount of the Holdings Senior Subordinated Note at the time such determination is made pursuant to Section 8.08 (it being understood that for all other purposes under this Agreement including, without limitation, for purposes of calculating the Leverage Ratio in determining the Applicable Margin or the Applicable Commitment Fee Percentage, the exclusion set forth in this clause (z) shall not apply)" immediately following clause (y) of said definition. 13.
Section 10 of the Credit Agreement is hereby further amended by adding the following new defined terms in the correct alphabetical order to said Section:

          "Cabot Corp." shall mean Cabot  Corporation,  a Delaware  corporation.
----- -----

          "Cabot CSC" shall mean Cabot CSC corporation, a Delaware corporation and a Wholly-Owned Subsidiary of Cabot Corp.

          "Cabot Equity Repurchase" shall mean (x) the repurchase of all of the common stock and preferred stock of Holdings held by Cabot CSC pursuant to the Holdings Stock Purchase Agreement, which common stock and preferred stock shall be placed into treasury immediately following the consummation of such repurchase and (y) the consummation of the other transactions contemplated by Holdings Stock Purchase Agreement.

          "Holdings Note Permitted Refinancing Indebtedness" shall mean any Indebtedness incurred by Holdings which is pari passu with all senior Indebtedness of Holdings, but subordinated to all of Holding's Obligations hereunder and under any other Credit Document, including without limitation any obligations of Holdings under the Holdings Guaranty, so long as (i) such Indebtedness shall require no amortization (or similar arrangement), or any other scheduled maturity of the principal amount thereof on any date which is earlier than the maturity date for the Holdings Senior Subordinated Note, (ii) the interest rate for such Indebtedness shall not be in excess of the interest rate applicable to the Holdings Senior Subordinated Note and (iii) the terms governing any such Indebtedness shall not contain any provision (including, without limitation, covenants, defaults and remedies) which, in the opinion of the Administrative Agent, is more restrictive than those provisions contained in the Holdings Note Purchase Agreement and/or the Holdings Senior Subordinated Note and, in any event, shall be reasonably satisfactory to the Administrative Agent.

          "Holdings Note Purchase Agreement" shall mean that certain note purchase agreement, dated as of August 15, 2003, by and between Holdings, as the issuer and Deutsche Bank Securities Inc. (in its individual capacity), as the initial purchaser, providing for the issuance by Holdings of the Holdings Senior Subordinated Note on terms and conditions substantially the same as those set forth in the form of such agreement delivered to each of the Banks prior to the Second Amendment Effective Date, and as such agreement is in effect on the Second Amendment Effective Date.

          "Holdings Senior Subordinated Note" shall mean the unsecured senior subordinated note of Holdings initially issued to Deutsche Bank Securities Inc. (in its individual capacity) pursuant to the the Holdings Note Purchase Agreement, in an aggregate principal amount equal to $15,000,000 due July 15, 2005 and as such note is in effect on the Second Amendment Effective Date, provided that (i) the obligations of Holdings under, and in connection with, such note shall be subordinated to all of Holding's Obligations hereunder and under any other Credit Document, including without limitation any obligations of Holdings under the Holdings Guaranty and (ii) any other terms and conditions contained in such note shall be substantially the same as those set forth in the form of such note delivered to each of the Banks prior to the Second Amendment Effective Date.

          "Holdings Stock Purchase Agreement" shall mean that certain Stock Purchase Agreement, dated as of June 27, 2003, by and among Holdings, Cabot CSC and Cabot Corp, as such agreement is in effect on the Second Amendment Effective Date.

          "Second Amendment" shall mean the Second Amendment to Credit Agreement, dated as of August 8, 2003, among Holdings, the Borrowers, each of the Subsidiary Guarantors, the Administrative Agent and the Banks party thereto.

          "Second Amendment Effective Date" shall have the meaning provided in Part B, Section 4 of the Second Amendment.

          14. Section 13.13 of the Credit Agreement is hereby amended by inserting the following new Sections 13.13(c) and (d) immediately after Section 13.13(b):

          "(c) Each Credit Party hereby represents and acknowledges that, to the best of its knowledge, neither the Administrative Agent nor any Bank, nor any employees or agents of, or other persons affiliated with, the Administrative Agent or any Bank, have directly or indirectly made or provided any statement (oral or written) to such Credit Party or to any of its employees or agents, or other persons affiliated with or related to such Credit Party (or, so far as such Credit Party is aware, to any other person), as to the potential tax consequences of any transaction contemplated hereby.

          (d) Neither the Administrative Agent nor the Banks provide accounting, tax or legal advice. Notwithstanding any express or implied claims of exclusivity or proprietary rights, each Credit Party, the Administrative Agent and each Bank hereby agree and acknowledge that each Credit Party, the Administrative Agent and each Bank (and each of their employees, representatives or other agents) are authorized to disclose to any and all persons, beginning immediately upon commencement of their discussions and without limitation of any kind, the tax treatment and tax structure of any transaction contemplated hereby, and all materials of any kind (including opinions or other tax analyses) that are provided to any Credit Party, the Administrative Agent or any Bank relating to such tax treatment and tax structure. In this regard, each Credit Party, the Administrative Agent and each Bank acknowledge and agree that the disclosure of the tax treatment and tax structure of any transaction contemplated hereby is not limited in any way by an express or implied understanding or agreement, oral or written (whether or not such understanding or agreement is legally binding). For purposes of this authorization, "tax" means United States Federal income tax, "tax treatment" means the purported or claimed Federal income tax treatment of the transaction, and "tax structure" means any fact that may be relevant to understanding the purported or claimed Federal income tax treatment of any transaction contemplated hereby. This paragraph is intended to reflect the understanding of each Credit Party, the Administrative Agent and each Bank that no transaction contemplated hereby is a "confidential transaction" as that phrase is used in Treasury Regulation ss. 1.6011-4(b)(3)(i), and shall be interpreted in a manner consistent therewith. Nothing herein is intended to imply that any Credit Party, the Administrative Agent nor any Bank made or provided a statement, oral or written, to, or for the benefit of, any of each other as to any potential tax consequences that are related to, or may result from, the transactions contemplated hereby."

B.  Miscellaneous  Provisions

          1. In order to induce the Banks to enter into this Amendment, each of the Credit Parties hereby represents and warrants that (i) the representations and warranties of each such Credit Party contained in the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), and (ii) there exists no Default or Event of Default under the Credit Agreement on the Second Amendment Effective Date, in each case before and after giving effect to this Amendment.

          2. This Amendment is limited as expressly specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Credit Agreement, any other Credit Document nor any of the Obligations.

          3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. 4. This Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) Holdings, the Borrowers, the Subsidiary Guarantors, the Administrative Agent and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent, (ii) Holdings shall have, or shall have caused to be, paid to each Bank which executes and delivers (including by way of telecopier) to the Administrative Agent a counterpart of this Amendment on or before 5:00 P.M. (New York time) on August 13, 2003, an amendment fee equal to 0.25% of the aggregate principal amount of such Bank's outstanding Term Loans and/or such Bank's Revolving Loan Commitments, in each case, as of the Second Amendment Effective Date and (iii) Holdings shall have, or shall have caused to be, paid in full to the Administrative Agent all costs, fees and expenses (including, without limitation, all reasonable legal fees and expenses) payable to the Administrative Agent to the extent then due. 5. Each of the Credit Parties as a debtor, a grantor, a pledgor, a guarantor, an assignor, or in any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Credit Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Credit Document as security for or otherwise guaranteed any of the Obligations under or with respect to the Credit Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Credit Documents remains in full force and effect and is hereby ratified and reaffirmed. 6. From and after the Second Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents shall be deemed to be referenced to the Credit Agreement as modified hereby. * * *

          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                       AEARO CORPORATION


                                       By:______________________________________
                                              Name:
                                              Title:

                                       AEARO COMPANY


                                       By:______________________________________
                                              Name:
                                              Title:

                                       AEARO CANADA LIMITED


                                       By:______________________________________
                                              Name:
                                              Title:

                                       AEARO LIMITED


                                       By:______________________________________
                                              Name:
                                              Title:

                                       CABOT SAFETY INTERMEDIATE CORPORATION


                                       By:______________________________________
                                              Name:
                                              Title:

                                       CSC FSC, INC.


                                       By:______________________________________
                                              Name:
                                              Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent



                                      By:_______________________________________
                                             Name:
                                             Title:


                                      [OTHER BANK]



                                      By:_______________________________________
                                             Name:
                                             Title:

                                      By:_______________________________________
                                                          Name:
                                                          Title: